EXHIBIT 31.1

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Detection Technology (the "Registrant") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacques Tizabi, Principal Executive Officer and Acting Principal Financial Officer of the Registrant, certify, pursuant to Rules 13a-14 and 15-d14 of the Securities Exchange Act of 1934 (the "Exchange Act"), as adopted pursuant to ss.302 of the Sarbanes-Oxley Act of 2002, that:

I have reviewed this quarterly report on Form 10-QSB of the Registrant.

1. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

2. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

3. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (c) Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Issuer's fiscal quarter ending March 31, 2007, that has materially affected, or is reasonably likely to materially affect, the Issuer's internal control over financial reporting.

4. The Registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditor and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                  (a) All deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

                  (b)  Any  fraud,  whether  or  not  material,   that  involves
management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Dated: May 18, 2007               /S/ JACQUES TIZABI
                                  ------------------
                                  Jacques Tizabi
                                  Principal Executive Officer and Acting
                                  Principal Financial Officer